Exhibit 10.67
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 24, 2021 (this “Amendment”), to that certain Credit Agreement, dated as of November 12, 2020 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), among MSG NATIONAL PROPERTIES, LLC, as the Company, the Guarantors identified therein, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.
INTRODUCTORY STATEMENT
WHEREAS, Section 10.01 of the Credit Agreement permits the Credit Agreement to be modified from time to time by the Company and the Administrative Agent, acting together, to cure any ambiguity, omission, mistake, typographical error or other defect in any provision of this Credit Agreement or any other Loan Document.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
1.Defined Terms. Capitalized terms used herein (including in the Introductory Statement hereto) but not defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended by replacing the words “first anniversary” with the words “eighteen month anniversary” in clause (a)(ii) of the definition of “Applicable Premium”.
3.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the following conditions precedent: (i) receipt by the Administrative Agent of a duly executed counterpart to this Amendment from the Company and (ii) execution by the Administrative Agent of this Amendment; provided that, the Administrative Agent shall post this Amendment to the Lenders reasonably promptly after the effectiveness hereof.
4.Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute an amendment, waiver or modification of any other provision of the Credit Agreement and does not constitute a waiver of timely compliance with the provisions of the Credit Agreement or any provision of any other Loan Document. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof’ and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
5.APPLICABLE LAW; WAIVER OF JURY TRIAL.
a.THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
b.EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.13 AND 10.14 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
6.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
7.Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
8.No Novation. Nothing herein contained is intended to be, nor shall it be construed as, a termination, substitution or novation of the Obligations outstanding under the Credit Agreement or the other Loan Documents, but rather a substitution of certain of the terms contained therein, as set forth herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

MSG NATIONAL PROPERTIES, LLC,
as the Company

By: /s/ Philip D’Ambrosio
Name: Philip D’Ambrosio
Title: SVP & Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

By: /s/ Joon Hur
Name: Joon Hur
Title: Executive Director
[Signature Page to Amendment No. 1 to Credit Agreement]